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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

   ----------------------------------------------------------------------

                                 FORM 8-K/A
                               AMENDMENT No. 1

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 1, 1994



                     GRENADA SUNBURST SYSTEM CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware                 0-15003               64-0723929
      (State or other       (Commission File     (I.R.S. Employer
       jurisdiction of           Number)            Identification
       organization)                                    Number)


         2000 Gateway
       Grenada, Mississippi                           38902-0947
     (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (601) 226-1100




                                                            Page 1 of 4 pages
                                             Exhibit Index appears at page 4.
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      The Registrant hereby amends its Form 8-K filed with the Securities and
Exchange Commission on July 11, 1994 to include as an Exhibit the Agreement and Plan of Reorganization dated July 1, 1994 by and among the Registrant, Union Planters Corporation, GSSC Acquistion Company, Inc., Sunburst Bank, Mississippi and Sunburst Bank, Louisiana.

Item 7.    Exhibits

            2.1  Agreement and Plan of Reorganization dated July 1, 1994 by and among Union Planters Corporation, GSSC Acquisition Company, Inc., Grenada Sunburst System Corporation, Sunburst Bank, Mississippi and Sunburst Bank, Louisiana*

           99.1  Press Release dated July 1, 1994**


*   Filed herewith
**  Previously filed
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 2, 1994

                                 GRENADA SUNBURST SYSTEM CORPORATION



                                 By: /s/D. L. Holland
                                    --------------------------
                                    D. L. Holland, Treasurer &
                                    Chief Financial Officer
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                                EXHIBIT INDEX

Exhibit No.                        Description                      Page No.
- - -----------                        -----------                      --------


 2.1       Agreement and Plan of Reorganization dated July 1,           5
           1994 by and among Union Planters Corporation, GSSC
           Acquisition Company, Inc., Grenada Sunburst System
           Corporation, Sunburst Bank, Mississippi and
           Sunburst Bank, Louisiana*


99.1       Press Release dated July 1, 1994.**

*    Filed herewith
**   Previously filed

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